UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2008

APEX BIOVENTURES ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6770	20-4997725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Farm Lane
Hillsborough, California 94010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 344-3029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On October 14, 2008, Apex Bioventures Acquisition Corporation (Amex: PEX) (the “Company”) issued a press release announcing details related to its assets being held in trust, a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The information in this Current Report shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press Release issued on October 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX BIOVENTURES ACQUISITION CORPORATION

By:	/s/ Darrell J. Elliott
Darrell J. Elliott Chairman and Chief Executive Officer

Dated October 14, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued on October 14, 2008.